UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2023

Central Index Key Number of the issuing entity: 0001979748

BANK5 2023-5YR2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-06	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 11, 2023 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK5 2023-5YR2, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2023 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2-1, Class A-2-1-1, Class A-2-1-2, Class A-2-1-X1, Class A-2-1-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates (together with the REMIC regular interests issued pursuant to the Pooling and Servicing Agreement and collectively designated the “VRR Interest”) represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 20 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 29, 2023, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 29, 2023, between the Registrant and JPMCB; certain of the Mortgage Loans were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 29, 2023, between the Registrant and MSMCH; and certain of the Mortgage Loans were acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of June 29, 2023, between the Registrant and BANA.

The assets of the Issuing Entity include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Miracle Mile Shops	Exhibit 4.2	Exhibit 99.5
Brandon Mall	N/A	Exhibit 99.6
Back Bay Office	N/A(1)	Exhibit 99.7
ICP/IRG Holdings Portfolio	Exhibit 4.3	Exhibit 99.8
Queens Crossing	N/A	Exhibit 99.9
503-511 Broadway	N/A	Exhibit 99.10
One & Two Commerce Square	Exhibit 4.4(2)	Exhibit 99.11
Heritage Plaza	Exhibit 4.3(3)	Exhibit 99.12
6330 West Loop South	Exhibit 4.4(2)	Exhibit 99.13
1201 Third Avenue	Exhibit 4.5(4)	Exhibit 99.14
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the pooling and servicing agreement for the BBCMS 2023-C20 securitization trust until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(3)	The subject Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2023-V2 securitization trust until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(4)	The subject Whole Loan will be serviced under the pooling and servicing agreement for the BANK5 2023-5YR1 securitization trust until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Wells Fargo Bank, National Association has appointed Midland Loan Services, a Division of PNC Bank, National Association as a primary servicer with respect to two (2) mortgage loans, representing approximately 11.2% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of July 1, 2023 and attached hereto as Exhibit 99.15, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer—Summary of the Midland Primary Servicing Agreement” in the Prospectus.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 29, 2023, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 29, 2023, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the VRR Interest by the Registrant to Wells Fargo, JPMCB, Morgan Stanley Bank, N.A. and BANA (in such capacity, the “Retaining Parties”), pursuant to a VRR Interest Transfer Agreement, dated as of June 29, 2023, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 29, 2023 and filed with the Securities and Exchange Commission on July 11, 2023. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $ 573,178,000, on July 11, 2023.  The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $ 4,548,990, were approximately $593,275,738 plus accrued interest from the cut-off date.  Of the expenses paid by the Registrant, $100,000 were paid directly to affiliates of the Registrant, $60,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $135,000 were expenses paid to or for the Underwriters and $4,253,990 were other expenses.  All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.  The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $68,140,741 and transferred to the Retaining Parties the VRR Interest, having a principal balance of $33,753,617.99, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-259741) was originally declared effective on November 3, 2021.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of June 29, 2023, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated as of July 1, 2023, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of June 21, 2023, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator and custodian, and Park Bridge Lender Services LLC, as operating advisor.
4.3	Pooling and Servicing Agreement, dated and effective as of May 1, 2023, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated and effective as of July 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.5	Pooling and Servicing Agreement, dated and effective as of April 1, 2023, Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated July 11, 2023.
8.1	Tax Opinion of Sidley Austin LLP, dated July 11, 2023 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 29, 2023.
99.1	Mortgage Loan Purchase Agreement, dated as of June 29, 2023, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated as of June 29, 2023, between Morgan Stanley Capital I Inc. and JPMorgan Chase Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of June 29, 2023, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Mortgage Loan Purchase Agreement, dated as of June 29, 2023, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.5	Co-Lender Agreement, dated as of June 21, 2023, by and among Goldman Sachs Bank USA, as initial note A-1-S1 holder, initial note A-1-C1 holder and initial note A-1-C2 holder, and Morgan Stanley Bank, N.A., as initial note A-2-S1 holder, and Bank of America, N.A. as initial note A-3-C1 holder, initial note A-3-C2 holder and initial note A-3-C3 holder, relating to the Miracle Mile Shops Whole Loan.
99.6	Agreement Between Note Holders, dated as of May 24, 2023, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder,, relating to the Brandon Mall Whole Loan.
99.7	Amended and Restated Agreement Between Note Holders, dated as of July 7, 2023, by and between New York Life Insurance Company, as initial note A-1 holder, Teachers Insurance and Annuity Association of America, as initial note A-2 holder, Deutsche Bank AG, New York Branch, as initial note A-3 holder, initial note A-4-1 holder, initial note A-4-2 holder, initial note A-4-3 holder and initial note A-5 holder, Wells Fargo Bank, National Association, as initial note A-6 holder, initial note A-7-A holder and initial note A-7-B holder, Goldman Sachs Bank USA, as initial note A-8-1 holder, initial note A-8-2 holder and initial note A-8-3 holder, SM Finance (Gorelux) LLC, as initial note B-1 holder and initial note B-2 holder, and Deutsche Bank AG, New York Branch, as initial agent, relating to the Back Bay Office Whole Loan.
99.8	Agreement Between Note Holders, dated as of May 25, 2023, by and between 3650 REIT Warehouse Facility Entity 2A LLC, as initial note A-1-A-1 holder, 3650 REIT Warehouse Facility Entity 2A LLC, as initial note A-1-A-2 holder, 3650 REIT Warehouse Facility Entity 2A LLC, as initial note A-1-B-1 holder, 3650 REIT Warehouse Facility Entity 2A LLC, as initial note A-1-B-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2-A holder, JPMorgan Chase Bank, National Association, as initial note A-2-B holder, JPMorgan Chase Bank, National Association, as initial note A-2-C holder, JPMorgan Chase Bank, National Association, as initial note A-2-D holder, and JPMorgan Chase Bank, National Association, as initial note A-2-E holder, relating to the ICP/IRG Holdings Portfolio Whole Loan.
99.9	Co-Lender Agreement, dated as of May 5, 2023, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, and Barclays Capital Real Estate Inc., as initial note A-3 holder, relating to the Queens Crossing Whole Loan.
99.10	Agreement Between Note Holders, dated as of July 11, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2-1 holder, Morgan Stanley Bank, N.A., as initial note A-2-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 503-511 Broadway Whole Loan.
99.11	Agreement Between Note Holders, dated as of June 1, 2023, by and between Bank of America, N.A., as initial note A-1, initial note A-2, initial note A-3 and initial note A-4 holder, Barclays Capital Real Estate Inc., as initial note A-5, initial note A-6, initial note A-7 and initial note A-8 holder, and JPMorgan Chase Bank, National Association., as initial note A-9, initial note A-10, initial note A-11 and initial note A-12 holder, relating to the One & Two Commerce Square Whole Loan.
99.12	Agreement Between Note Holders, dated as of May 25, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2-1 holder, initial note A-2-2 holder and initial note A-4 holder, Bank of Montreal, as initial note A-3 holder and initial note A-3-2 holder, Goldman Sachs Bank USA, as initial note A-5 holder and initial note A-6 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Heritage Plaza Whole Loan.
99.13	Agreement Between Note Holders, dated as of June 14, 2023, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, and Bank of America, N.A., as initial note A-3 holder, relating to the 6330 West Loop South Whole Loan.

99.14	Agreement Between Note Holders, dated as of April 19, 2023, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder and initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder and initial note A-4 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 1201 Third Avenue Whole Loan.
99.15	Primary Servicing Agreement, dated as of July 1, 2023, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
	Name:	Jane Lam
	Title:	President

Dated: July 11, 2023

BANK 2023-5YR2 – Form 8-K